SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                Date of Report (Date of Earliest event reported):
                                  May 14, 1997


                     MULTIMEDIA CONCEPTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                   0-26676                       13-3835325
     State of                   Commission File               IRS Employer
     Incorporation              Number.                       Identification No.



                              448 West 16th Street
                            New York, New York 10011
                     Address of principal executive offices

        Registrant's telephone number, including area code (212) 675-6666



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 14, 1997, the Registrant and Lazar, Levine & Company LLP mutually agreed that Lazar, Levine & Company LLP would no longer be the Registrant's auditors. The resignation of Lazar, Levine & Company LLP was not due to any discrepancies or disagreements between the Company and Lazar, Levine & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no disagreements during the two fiscal years ended September 30, 1996 and through the date of resignation, May 14, 1997. The Registrant's board of directors approved the acceptance of the accountant's resignation.

         The former accountants' reports on the Registrant's financial statements for the two years ended September 30, 1996 and 1995 contained an explanatory paragraph addressing the Company's ability to continue as a going concern.

         Annexed hereto is the required letter from Lazar, Levine & Company LLP, that the accounting firm agrees with the statements made herein.

                                    Exhibits


16.01* - Letter from Lazar, Levine & Company LLP dated May 15, 1997. 16.02 - Letter from Lazar, Levine & Company LLP dated May 15, 1997.


* As previously filed with the Commission in connection with the Company's 8-K dated May 14, 1997.

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of May, 1997.



                                         Multimedia Concepts International, Inc.


                                                              By: \s\ Ilan Arbel
                                                                      Ilan Arbel
                                                                       President

                           Lazar, Levine & Company LLP
                          Certified Public Accountants



                                                                    May 15, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re:      Multimedia Concepts International, Inc.
         File Ref. No.:  0-26676

We were previously the principal auditors of Multimedia Concepts International, Inc. ("Multimedia") and under date of January 24, 1997 we reported on the consolidated financial statements of Multimedia and subsidiaries as of and for the years ended September 30, 1996 and 1995. On May 14, 1997 we resigned as principal auditors. We have read Multimedia's statements included under Item 4 of its Form 8-KA dated May 14, 1997 and we agree with such statements.

                                                               Very truly yours,



                                                 /s/ Lazar, Levine & Company LLP
                                                     LAZAR, LEVINE & COMPANY LLP